1 Summit Therapeutics Further Expands Ivonescimab Global Development Program with Phase II/III HARMONi-GU1 Study in 1L Bladder Cancer HARMONi-GU1 Is First Global Registrational Clinical Trial of Ivonescimab in a Genitourinary (GU) Cancer, Adding to Global Phase III Ivonescimab Studies in NSCLC and CRC Clinical Trial Site Activations Globally Planned to Begin by Q4 2026 Miami, Florida, August 5, 2026 – Summit Therapeutics Inc. (NASDAQ: SMMT) today announced the expansion of its global registration-enabling clinical development program for the novel, potential first-in-class investigational bispecific antibody ivonescimab, into urothelial carcinoma, or bladder cancer, with the initiation of the global, multi- regional Phase II/III HARMONi-GU1 trial. Summit is starting a randomized Phase II/III clinical study, HARMONi-GU1, to evaluate ivonescimab plus the antibody-drug conjugate (ADC) enfortumab vedotin (EV) compared to pembrolizumab plus EV as first-line therapy in patients with previously untreated locally advanced or metastatic urothelial carcinoma. The comparator arm regimen is widely considered the global standard of care. Global clinical trial site activations for HARMONi-GU1 will begin later this year. The multiregional study intends to enroll approximately 800 patients through Phase III. The Phase II will identify the recommended Phase III dose of ivonescimab in combination with EV. The Phase III primary endpoints are progression-free survival (PFS) and overall survival (OS). “The initiation of HARMONi-GU1 marks another important step in the continued expansion of our global ivonescimab development program into additional tumor types where significant unmet need remains,” said Dr. Maky Zanganeh, President and Co-CEO of Summit Therapeutics. “Because both angiogenesis and immune evasion are important features of urothelial carcinoma biology, we believe ivonescimab's tetravalent, intentionally- engineered PD-1 / VEGF bispecific mechanism offers a compelling scientific rationale for evaluation in bladder cancer. Despite recent progress in the treatment of locally advanced or metastatic urothelial carcinoma, many patients still face disease progression and poor long-term outcomes. We believe there remains an important opportunity to advance the standard of care with new treatment approaches that have the potential to deliver deeper, more durable responses and meaningfully extend survival.” Summit’s internal sponsored pipeline and other clinical collaborations span several tumor types, including lung, colorectal, pancreatic, head and neck, kidney, and, now, bladder cancer. When including Akeso-sponsored clinical trials conducted in China, a total of four Phase III ivonescimab clinical studies have read out to date, all four with positive data, in non-small cell lung cancer. With the addition of HARMONi-GU1, ivonescimab is being evaluated in a total of 16 Phase III clinical trials across multiple tumor types and settings. “The initiation of HARMONi-GU1 reflects our ambition to realize the full potential of ivonescimab across a broad range of solid tumors,” said Robert W. Duggan, Chairman and Co-CEO of Summit Therapeutics. “What began as a single development program has evolved into one of the most expansive and advanced global oncology development efforts for a novel bispecific antibody. We believe the breadth of evidence generated to date, together with the scale of the ongoing clinical program, positions ivonescimab as a potentially important future treatment

2 option for patients worldwide. Our commitment is to move rapidly, generate high-quality clinical evidence globally, and evaluate ivonescimab's potential wherever we believe it can make the greatest difference for patients.” About Urothelial Carcinoma (Bladder Cancer) Urothelial carcinoma (UC) is the most common type of bladder cancer and accounts for approximately 90% of all bladder cancer cases.1 Bladder cancer is among the most commonly diagnosed cancers worldwide, with an estimated 635,264 new cases and 227,626 deaths globally in 2024.2 In the United States, approximately 84,530 new cases of bladder cancer are expected to be diagnosed in 2026.3 Locally advanced or metastatic urothelial carcinoma (la/mUC) is associated with poor clinical outcomes and limited long-term survival. Approximately 5-10% of patients are diagnosed with advanced or metastatic disease at presentation, and many others experience recurrence or progression following treatment for earlier-stage disease.4 Despite recent therapeutic advances, many patients with previously untreated la/mUC continue to experience disease progression, highlighting the need for new treatment approaches that can deliver more durable disease control and improve survival outcomes.5 About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, North America, South America, Europe, the Middle East, Africa, and Japan, and as AK112 outside of Summit’s license territories, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti- angiogenesis effects associated with blocking VEGF into a single molecule. By design, ivonescimab displays unique cooperative binding to each of its intended targets with multifold higher affinity to PD-1 when in the presence of VEGF. This design is intended to differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. Summit believes ivonescimab’s specifically engineered tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME (Zhong, et al, iScience, 2025). This tetravalent structure, the intentional novel design of the molecule, and bringing these two targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of this design, together with a half-life of 6 to 7 days after the first dose (Zhong, et al, iScience, 2025) increasing to approximately 10 days at steady state dosing, is to improve upon previously established efficacy thresholds, side effects, and safety profiles associated with prior approved drugs to these targets. Ivonescimab was engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently utilized in multiple Phase III clinical trials. Over 4,000 patients have been treated with ivonescimab in clinical studies globally, and over 70,000 patients when considering those treated in a commercial setting in China, as noted by Akeso. There are currently 16 Phase III clinical studies that are either announced, ongoing, or have been completed studying ivonescimab, five of which are Summit-sponsored global studies, one of which is a multiregional study sponsored by a cooperative group, and 10 of which are being or have been conducted in China by Akeso. Summit began its clinical development of ivonescimab in NSCLC, commencing enrollment in 2023 in two multiregional Phase III clinical trials, HARMONi and HARMONi-3. In 2025, Summit began enrolling patients in HARMONi-7. Summit expanded its Phase III clinical development program into colorectal cancer (CRC) in the fourth quarter of

3 2025 by initiating enrollment in HARMONi-GI3. In 2026, Summit announced initiation of HARMONi-GU1, a Phase II/III study in urothelial carcinoma (bladder cancer) with global clinical trial site activations planned to begin by the fourth quarter of 2026. HARMONi is a Phase III clinical trial evaluating ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who were previously treated with a third-generation EGFR TKI (e.g., osimertinib). Detailed results of the study were provided in September 2025, and a Biologics License Application (BLA) was submitted to the United States Food and Drug Administration (FDA) for marketing authorization, which the FDA accepted for filing in January 2026; the goal Prescription Drug User Fee Act (PDUFA) date is November 14, 2026. HARMONi-3 is a Phase III clinical trial evaluating ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic, squamous or non-squamous NSCLC, irrespective of PD-L1 expression. The clinical trial is evaluating the two histologies as individual, separately powered cohorts with independent statistical powering. HARMONi-7 is a Phase III clinical trial evaluating ivonescimab monotherapy compared to pembrolizumab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression. HARMONi-GI3 is a Phase III clinical trial evaluating ivonescimab in combination with chemotherapy compared with bevacizumab plus chemotherapy in patients with first-line unresectable metastatic CRC. HARMONi-GU1 is a Phase II/III clinical trial evaluating ivonescimab plus the antibody drug conjugate (ADC) enfortumab vedotin (EV) compared to pembrolizumab plus EV as first-line therapy in patients with previously untreated locally advanced or metastatic urothelial carcinoma (la/mUC). ILLUMINE is a Phase III study being conducted by GORTEC, a cooperative group dedicated to Head and Neck Oncology, in recurrent / metastatic head and neck squamous cell carcinoma (r/m HNSCC). ILLUMINE is a three- arm Phase III clinical trial designed to evaluate ivonescimab monotherapy, as well as ivonescimab in combination with ligufalimab, Akeso’s proprietary anti-CD47 monoclonal antibody, compared to monotherapy pembrolizumab in patients with PD-L1 positive r/m HNSCC. Four Phase III ivonescimab clinical trials have read out to date, all four with positive data, in NSCLC. In addition to Summit’s positive HARMONi study, Akeso has had positive read-outs in three single-region (China), randomized Phase III clinical trials, HARMONi-A, HARMONi-2, and HARMONi-6, for ivonescimab in NSCLC, including a statistically significant overall survival benefit in both the HARMONi-A and HARMONi-6 studies. A manageable, consistent safety profile was achieved in each of these studies. HARMONi-A was a Phase III clinical trial which evaluated ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with an EGFR TKI. HARMONi-2 is a Phase III clinical trial evaluating monotherapy ivonescimab against monotherapy pembrolizumab in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression.

4 HARMONi-6 is a Phase III clinical trial evaluating ivonescimab in combination with platinum-based chemotherapy compared with tislelizumab, an anti-PD-1 antibody, in combination with platinum-based chemotherapy in patients with locally advanced or metastatic squamous NSCLC, irrespective of PD-L1 expression. Akeso is actively conducting multiple Phase III clinical studies in settings outside of NSCLC, including biliary-tract cancer, triple-negative breast cancer, head and neck squamous cell carcinoma, small cell lung cancer, colorectal cancer, and pancreatic cancer. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was initially approved for marketing authorization in China in May 2024. About Summit Therapeutics Inc. Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and the company’s shares are listed on the Nasdaq Global Market (symbol "SMMT"). Summit is headquartered in Miami, Florida, with additional offices in Palo Alto, California, Princeton, New Jersey, Dublin, Ireland, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow Summit on X @SMMT_TX. Summit Forward-Looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc. and other collaborations, the intended use of the net proceeds from the private placements, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical

5 trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release. References 1. Narayanan S, Srinivas S. Incorporating VEGF-targeted therapy in advanced urothelial cancer. Ther Adv Med Oncol. 2017;9(1):33-45. 2. International Agency for Research on Cancer (IARC). Bladder Cancer Fact Sheet. GLOBOCAN 2024. Global Cancer Observatory. Accessed July 29, 2026. 3. American Cancer Society. Key Statistics for Bladder Cancer. Accessed July 29, 2026. 4. SEER. Cancer Stat Facts: Bladder Cancer. Accessed July 29, 2026. 5. Liu Z, Chen C, Yin J, et al. Changing landscape of first-line treatment for locally advanced or metastatic urothelial carcinoma: the progression from platinum-based chemotherapy to platinum-free therapy. Front Immunol. 2025;16:1604395. Summit Therapeutics’ Media & Investor Contacts: Nathan LiaBraaten Senior Director, Investor Relations Tracy Jones Director, Media & Public Relations investors@smmttx.com media@smmttx.com Summit Therapeutics and the Summit Therapeutics logo are registered trademarks of Summit Therapeutics Inc. and/or its affiliates. Copyright 2026, Summit Therapeutics Inc. All Rights Reserved.